Exhibit 10.1

AMENDMENT NO. 2

AMENDMENT NO. 2, dated as of March 13, 2007 (this “Amendment”), by and between AMC Entertainment Inc., a Delaware corporation (the “Company”), and Citicorp North America, Inc., as administrative agent (in such capacity, the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, the Company and the Administrative Agent are parties to that certain Credit Agreement, dated as of January 26, 2006 (as amended, restated, modified or otherwise supplemented, the “Credit Agreement”), among the Company, Grupo Cinemex, S.A. de C.V., a corporation organized under the laws of Mexico, Cadena Mexicana de Exhibición, S.A. de C.V., a corporation organized under the laws of Mexico, the Lenders and Issuers party thereto, the Administrative Agent and Banco Nacional de Mexico, S.A., Integrante del Grupo Financiero Banamex, as Mexican Facility Agent; and

WHEREAS, subject to the terms and conditions set forth herein, the Company has requested certain amendments to the Credit Agreement;

NOW, THEREFORE, in consideration of the foregoing, the parties hereto hereby agree as follows:

1.             Defined Terms.  Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

2.             Amendments.  Effective as of the Effective Date (as defined below) and subject to the terms and conditions set forth herein, the Credit Agreement shall be amended as follows:

(a)           Section 1.1 of the Credit Agreement is amended by adding the following new definitions in the appropriate alphabetical order:

“Amendment No. 2” means Amendment No. 2 to this Agreement, dated as of March 13, 2007, between the Company and the Administrative Agent.

“Amendment No. 2 Effective Date” means the “Effective Date” (as defined in Amendment No. 2).

“Cure Amount” has the meaning specified in Section 9.5.

“Cure Right” has the meaning specified in Section 9.5.

“New Voting Agreement” means the Voting Agreement to be entered into among Holdings and certain of the Permitted Sponsors, on substantially the terms described in the Amendment No. 2 to Form S-1 Registration Statement filed by Holdings with the SEC on February 23, 2007 (registration number 333-139249), without amendment or modification thereof (other than any such amendments or modifications that are not materially adverse to the Lenders) unless consented to by the Administrative Agent (which consent shall not be unreasonably withheld).

“Notice of Intent to Cure” has the meaning specified in Section 6.1(c).

“Permitted Cure Security” means equity securities of the Company or Holdings (a) having no mandatory redemption, repurchase, repayment or similar requirements prior to the date which occurs six months after the Term Loan Maturity Date and (b) that are not convertible into or exchangeable for (i) debt securities or (ii) any equity securities that have mandatory redemption, repurchase, repayment or similar requirements prior to the date which occurs six months after the Term Loan Maturity Date and, in each case, upon which any required dividends or distributions shall be payable in additional shares of such security only.

“Permitted Sponsor” means any member of the Apollo Group, the J.P. Morgan Partners Group, the Bain Capital Group, the Carlyle Group or the Spectrum Group.

“Senior Secured Indebtedness” means, with respect to any Person at any time, without duplication, the outstanding principal amount (or in the case of Indebtedness issued at discount, the accreted amount) of Indebtedness of such Person and its Subsidiaries (determined on a Consolidated basis) as of such time, excluding any subordinated Indebtedness and other unsecured Indebtedness and any Capital Lease Obligation; provided, however, that, in determining the amount of Indebtedness of such Person for purposes of this definition, the amount of Indebtedness of such Person consisting of Revolving Loans and any other Indebtedness that consists of a revolving line of credit as of any date shall be deemed to be the aggregate outstanding principal amount thereof on the last day of each fiscal quarter ending during the four Fiscal Quarters most recently ended on or prior to such date, divided by four (4).

“Senior Secured Leverage Ratio” means, with respect to any Person, as of any date of determination, on a Pro Forma Basis, the ratio of (i) Senior Secured Indebtedness of such Person and its Subsidiaries as of such date to (ii) Annualized EBITDA for such Person and its Subsidiaries for the four most recent Fiscal Quarters ended on such date for which financial statements are available.

(b)           Section 1.1 of the Credit Agreement is amended by deleting the following definitions in their entirety: “2010 Senior Note Indenture”, “2010 Senior Notes”, “2011 Subordinated Note Indenture”, “2011 Subordinated Notes”, “2012 Subordinated Note Indenture” and “2012 Subordinated Notes”.

(c)           The definition of “Applicable Margin” in Section 1.1 of the Credit Agreement is amended by amending and restating the definition in its entirety to read as follows:

“‘Applicable Margin’ means a rate equal to:

(a) with respect to Term Loans, (i) during the period commencing on the Amendment No. 2 Effective Date and ending on the first Business Day after the receipt by the Administrative Agent of the Financial Statements for the Fiscal Year ending on or around March 31, 2008 required to be delivered pursuant to Section 6.1(b) (Financial Statements), (A) for Base Rate Loans, 0.75% per annum and (B) for Eurodollar Rate Loans, 1.75% per annum, and (ii) thereafter, as of any date of determination, a per annum rate equal to the rate set forth below opposite the applicable type of Term Loan and the then applicable Senior Secured Leverage Ratio (determined on the last day of the most recent Fiscal Quarter for which Financial Statements have been delivered pursuant to Section 6.1(a) or (b) (Financial Statements)) set forth below:

Senior Secured Leverage Ratio	Base Rate Loans	Eurodollar Rate Loans
Greater than 1.5 to 1.0	0.75%	1.75%
Less than or equal to 1.5 to 1.0	0.50%	1.50%

(b) with respect to Revolving Dollar Loans and Peso Loans, (i) during the period commencing on the Closing Date and ending on the first Business Day after the receipt by the Administrative Agent of the Financial Statements for the first full Fiscal Quarter ending after the Closing Date required to be delivered pursuant to Section 6.1(a) or (b) (Financial Statements), as applicable, (A) with respect to Revolving Dollar Loans maintained as (x) Base Rate Loans, a rate equal to 0.75% per annum and (y) Eurodollar Rate Loans, a rate equal to 1.75% per annum, and (B) with respect to Peso Loans maintained as (x) Peso TIIE Rate Loans, a rate equal to 1.75% per annum and (y) Peso Base Rate Loans, a rate equal to 1.75% per annum, and (ii) thereafter, as of any date of determination, a per annum rate equal to the rate set forth below opposite the applicable type of Loan and the then applicable Net Senior Secured Leverage Ratio (determined on the last day of the most recent Fiscal Quarter for which Financial Statements have been delivered pursuant to Section 6.1(a) or (b) (Financial Statements)) set forth below:

	Revolving Dollar Loans		Peso Loans
Net Senior Secured Leverage Ratio	Base Rate Loans	Eurodollar Rate Loans	Peso TIIE Rate Loans	Peso Base Rate Loans
Greater than 0.75 to 1.0	0.75%	1.75%	1.75%	1.75%
Less than or equal to 0.75 to 1.0	0.50%	1.50%	1.50%	1.50%

Changes in the Applicable Margin resulting from a change in the Senior Secured Leverage Ratio or the Net Senior Secured Leverage Ratio on the last day of any subsequent Fiscal Quarter shall become effective as to all Term Loans or Revolving Loans, as applicable, upon delivery by the Company to the Administrative Agent of new Financial Statements pursuant to Section 6.1(a) or (b) (Financial Statements), as applicable.  Notwithstanding anything to the contrary set forth in this Agreement (including the then effective Senior Secured Leverage Ratio or Net Senior Secured Leverage Ratio, as applicable), if the Company shall fail to deliver such Financial Statements within any of the time periods specified in Section 6.1(a) or (b) (Financial Statements), the Applicable Margin from and including the date on which such Financial Statements were required to have been delivered but were not delivered to but not including the date the Company delivers to the Administrative Agent such Financial Statements shall equal the highest possible Applicable Margin provided for by this definition.”

(d)           The definition of “Applicable Unused Commitment Fee Rate” in Section 1.1 of the Credit Agreement is amended by amending and restating the definition in its entirety to read as follows:

“‘Applicable Unused Commitment Fee Rate’ means 0.25% per annum.”

(e)           The definition of “Cash Equivalents” in Section 1.1 of the Credit Agreement is amended by (i) deleting the “and” at the end of clause (f) thereof, (ii) replacing the “.” at the end of clause (g) thereof with “; and” and (iii) adding as a new clause (h) thereof the following:

“(h) auction rate securities issued by any domestic corporation or any domestic government instrumentality, in each case rated at least “A-1” (or its equivalent) by S&P or at least “P-1” (or its equivalent) by Moody’s and maturing within six months of the date of acquisition (or with interest rates or dividend yields that are re-set at least every 35 days).”

(f)            The definition of “Change of Control” in Section 1.1 of the Credit Agreement is amended by amending and restating clause (b) thereof to read as follows:

“(b)         any “Change of Control” (or any comparable term) as defined in any Indenture (other than the Holdings Senior Note Indenture), the aggregate outstanding principal amount of which is in excess of $25,000,000 (other than any “Change of Control” (or any comparable term) resulting from the New Voting Agreement); or”

(g)           The definition of “Consolidated EBITDA” in Section 1.1 of the Credit Agreement is amended by (i) deleting the “and” at the end of clause (xvi) thereof and (ii) adding immediately following clause (xvii) thereof the following:

“and (xviii) for purposes of determining compliance with Article V only, the Cure Amount, if any, received by the Company for such period and permitted to be included in Consolidated EBITDA pursuant to Section 9.5”

(h)           The definition of “Net Indebtedness” in Section 1.1 of the Credit Agreement is amended by adding immediately following clause (ii) thereof (but prior to the proviso therein) the following: “(other than any amount that constitutes a Cure Amount)”.

(i)            The definitions of “Senior Note Indenture”, “Senior Notes”, “Subordinated Note Indentures” and “Subordinated Notes” in Section 1.1 of the Credit Agreement are amended by deleting the references to “2010 Senior Note Indenture”, “2010 Senior Notes”, “2011 Subordinated Note Indenture”, “2011 Subordinated Notes”, “2012 Subordinated Note Indenture” and “2012 Subordinated Notes” therein, as applicable.

(j)            Section 2.1(c)(i) of the Credit Agreement is amended by replacing the reference to “$300,000,000” in clause (A) of the proviso in the first sentence thereof with “$600,000,000”.

(k)           Section 3.2 of the Credit Agreement is amended by adding immediately following the phrase “to Issue any Letter of Credit” in each case where it appears the following: “(other than an extension of the expiry, or renewal, of any Letter of Credit that does not increase the maximum face amount of such Letter of Credit)”.

(l)            Section 6.1(a) of the Credit Agreement is amended by adding immediately following the phrase “Within 45 days after the end of each of the first three Fiscal Quarters of each Fiscal Year” the following:  “(or, if the financial statements required by this clause (a) are required to be filed with the SEC, such other time period as specified in the SEC’s rules and regulations with respect to the Company for the filing of its quarterly reports on Form 10-Q)”.

(m)          Section 6.1(b) of the Credit Agreement is amended by adding immediately following the phrase “Within 90 days after the end of each Fiscal Year” the following:  “(or, if the financial statements required by this clause (b) are required to be filed with the SEC, such other time period as specified in the SEC’s rules and regulations with respect to the Company for the filing of its annual reports on Form 10-K)”.

(n)           Section 6.1(c) of the Credit Agreement is amended by amending and restating the section in its entirety to read as follows:

“(c)  Compliance Certificate.  Together with each delivery of any Financial Statement pursuant to clause (a) or (b) above, a certificate of a Responsible Officer of the Company in substantially the form of Exhibit J (Form of Compliance Certificate) (each, a “Compliance Certificate”) (i) showing in reasonable detail the calculations used in determining the Net Senior Secured Leverage Ratio and the Senior Secured Leverage Ratio (for purposes of determining the Applicable Margin) and demonstrating compliance with the financial covenant contained in Article V (Financial Covenant) and (ii) stating that no Default or Event of Default has occurred and is continuing or, if a Default or an Event of Default has occurred and is continuing, stating the nature thereof and the action that the Company proposes to take with respect thereto, and if such Compliance Certificate demonstrates an Event of Default of the covenant contained in Article V, the Company may deliver together with such Compliance Certificate notice of its intent to cure (a “Notice of Intent to Cure”) such Event of Default pursuant to Section 9.5.”

(o)           Section 6.4 of the Credit Agreement is amended by adding the following at the end of such section:

“Notwithstanding the foregoing, the Company’s obligations under this Section 6.4 to provide such notice and copies to the Administrative Agent may be satisfied by posting  the applicable documents (or providing a link thereto) on the Company’s publicly available website on the Internet at the website address designated in writing by the Company to the Administrative Agent from time to time.”

(p)           Section 9.1(d) of the Credit Agreement is amended by amending and restating clause (ii) thereof to read as follows:

“(ii)  any term, covenant or agreement contained in Section 6.2(a) (Default Notices), 7.1 (Preservation of Corporate Existence, Etc.) (solely with respect to the Loan Parties), 7.9 (Application of Proceeds), or 7.11 (Additional Collateral and Guaranties) or Article VIII (Negative Covenants); or”

(q)           Article IX of the Credit Agreement is amended by adding the following as a new Section 9.5 thereof:

“Section 9.5          Right to Cure

(a)           Notwithstanding anything to the contrary contained in Section 9.1(d)(i), in the event that the Company fails to comply with the requirements of the covenant set forth in Article V for any period, at any time on or before the tenth day after the date of delivery of a Notice of Intent to Cure by the Company to the Administrative Agent pursuant to Section 6.1(c), the Company and Holdings shall have the right to issue Permitted Cure Securities to any Permitted Sponsor for cash (the “Cure Right”), and upon the receipt by the Company (including through capital contributions by Holdings to the Company) of such cash (the “Cure Amount”), the covenant set forth in Article V shall be recalculated, giving effect to a pro forma increase to Consolidated EBITDA in accordance with the definition thereof for the fiscal quarter for which such Cure Right was exercised in an amount equal to such Cure Amount (and such increase shall be included in each period that includes such fiscal quarter); provided, however, that such pro forma adjustment to Consolidated EBITDA shall be given solely for the purpose of determining the existence of a Default or an Event of Default under the covenant set forth in Article V with respect to any period that includes the fiscal quarter for which such Cure Right was exercised and not for any other purpose under any Loan Document.

(b)           If, after the exercise of the Cure Right and the recalculations pursuant to clause (a) above, the Company shall then be in compliance with the requirements of the covenant set forth in Article V for such fiscal quarter, the Company shall be deemed to have satisfied the requirements of the covenant set forth in Article V as of the relevant date of determination with the same effect as though there had been no failure to comply therewith at such date, and the applicable Default or Event of Default under Section 9.1(d)(i) that had occurred shall be deemed cured; provided, however, that (i) the Company may not exercise the Cure Right more than two times in any four fiscal quarter period, (ii) with respect to any exercise of the Cure Right, the Cure Amount shall be no greater than the amount required to cause the Company to be in compliance with Article V and (iii) to the extent that the Cure Amount proceeds are used to repay Indebtedness, such Indebtedness shall not be deemed to have been repaid for purposes of calculating the covenant in Article V for the period with respect to which such Cure Amount applies.”

3.             Conditions to Effectiveness of this Amendment.  This Amendment shall become effective as of the date the following conditions precedent have been satisfied (the “Effective Date”):

(a)           the Administrative Agent shall have received (i) this Amendment, duly executed and delivered by the Company and the Administrative Agent, (ii) the Affirmation of Guarantors, in the form attached hereto as Annex A, duly executed and delivered by each of the Guarantors, and (iii) Lender Consents, in the form attached hereto as Annex B (the “Lender Consents”), duly executed by the Lenders constituting the required Lenders pursuant to Section 11.1 of the Credit Agreement;

(b)           the Administrative Agent shall have received all accrued expenses of the Administrative Agent required to be paid by the Company;

(c)           each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of the date hereof, as if made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date; and

(d)           no Default or Event of Default shall have occurred and be continuing on the date hereof.

4.             Representations and Warranties.  The Company hereby represents and warrants to the Administrative Agent and the Lenders, on and as of the date hereof, that:

(a)           (i) The Company has taken all necessary action to authorize the execution, delivery and performance of this Amendment, (ii) this Amendment has been duly executed and delivered by the Company and (iii) this Amendment is the legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles.

(b)           Each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents is true and correct in all material respects on and as of the date hereof, as if made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date.

(c)           No Default or Event of Default has occurred and is continuing as of the date hereof.

5.             Continuing Effect.  Except as expressly set forth in this Amendment, all of the terms and provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect and the Company and the other Loan Parties shall continue to be bound by all of such terms and provisions.  This Amendment is limited as specified herein and shall not constitute an amendment or waiver of, or an indication of the Administrative Agent’s or the Lenders’ willingness to amend or waive, any other provisions of the Credit Agreement or the other Loan Documents for any other date or purpose.

6.             Expenses.  The Company agrees to pay and reimburse the Administrative Agent for all its reasonable costs and expenses incurred in connection with the negotiation, preparation, execution and delivery of this Amendment, and all other documents prepared in connection herewith, and the transactions contemplated hereby, including, without limitation, reasonable fees and disbursements and other charges of counsel to the Administrative Agent.

7.             Choice of Law.  This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

8.             Counterparts.  This Amendment may be executed in any number of counterparts and by different parties and separate counterparts, each of which when so executed and delivered, shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument.  Delivery of an executed counterpart of a signature page to this Amendment by facsimile or e-mail shall be effective as delivery of a manually executed counterpart of this Amendment.

9.             Integration.  This Amendment, together with the other Loan Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.

10.           Severability.  In case any provision in this Amendment shall be invalid, illegal or unenforceable, such provision shall be severable from the remainder of this Amendment and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

11.           Loan Document.  This Amendment is a Loan Document.

12.           Waiver of Jury Trial.  EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS AMENDMENT AND ANY OTHER LOAN DOCUMENT.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

AMC ENTERTAINMENT INC.

By:	/s/ Authorized Signatory
Name:
Title:

CITICORP NORTH AMERICA, INC., as
Administrative Agent

By:	/s/ Authorized Signatory
Name:
Title:

ANNEX A

AFFIRMATION OF GUARANTORS

Each Guarantor hereby consents to the Amendment No. 2 (the “Amendment”) to which this Affirmation of Guarantors is attached and agrees that the terms thereof shall not affect in any way its obligations and liabilities under the Loan Documents (as amended and otherwise expressly modified by the Amendment) to which it is a party, all of which obligations and liabilities shall remain in full force and effect and each of which is hereby reaffirmed.

Consented to and agreed as of
the date of the Amendment:

Each Guarantor Listed on Schedule I Hereto

By:	/s/ Authorized Signatory
Name:
Title:

DOWNTOWN BOSTON CINEMAS, LLC
LOEWS NORTH VERSAILLES CINEMAS, LLC
LOEWS PLAINVILLE CINEMAS, LLC
METHUEN CINEMAS, LLC
OHIO CINEMAS, LLC
RICHMOND MALL CINEMAS, LLC
SPRINGFIELD CINEMAS, LLC
WATERFRONT CINEMAS, LLC

By:	Plitt Theatres, Inc., the Sole Member

By:	/s/ Authorized Signatory
Name:
Title:

GATEWAY CINEMAS, LLC LEWISVILLE CINEMAS, LLC LOEWS GARDEN STATE CINEMAS, LLC

By:	RKO Century Warner Theatres, Inc., the Sole Member

By:	/s/ Authorized Signatory
Name:
Title:

LOEWS CINEPLEX U.S. CALLCO, LLC

By:	Loews Cineplex Theatres, Inc., the Sole Member

By:	/s/ Authorized Signatory
Name:
Title:

LOEKS-STAR PARTNERS

By:	Star Theatres of Michigan, Inc., a General Partner

By:	/s/ Authorized Signatory
Name:
Title:

SCHEDULE I

AMC CARD PROCESSING SERVICES, INC.

AMC ENTERTAINMENT INTERNATIONAL, INC.

AMC REALTY, INC.

AMERICAN MULTI -CINEMA, INC.

CENTERTAINMENT, INC.

CLUB CINEMA OF MAZZA, INC.

GCT PACIFIC BEVERAGE SERVICES, INC.

NATIONAL CINEMA NETWORK, INC.

PREMIUM CINEMA OF YORKTOWN, INC.

PREMIUM THEATER OF FRAMINGHAM, INC.

PREMIUM THEATRE OF MAYFAIR, INC.

BRICK PLAZA CINEMAS, INC.

CRESCENT ADVERTISING CORPORATION

ETON AMUSEMENT CORPORATION

FALL RIVER CINEMA, INC.

FARMERS CINEMAS, INC.

FORTY-SECOND STREET CINEMAS, INC.

FOUNTAIN CINEMAS, INC.

JERSEY GARDEN CINEMAS, INC.

KIPS BAY CINEMAS, INC.

LANCE THEATRE CORPORATION

LCE ACQUISITIONSUB, INC.

LCE MEXICAN HOLDINGS, INC.

LIBERTY TREE CINEMA CORP.

LOEKS ACQUISITION CORP.

LOEWS AKRON CINEMAS, INC.

LOEWS ARLINGTON CINEMAS, INC.

LOEWS ARLINGTON WEST CINEMAS, INC.

LOEWS BALTIMORE CINEMAS, INC.

LOEWS BEREA CINEMAS, INC.

LOEWS BRISTOL CINEMAS, INC.

LOEW’S CALIFORNIA THEATRES, INC.

LOEWS CENTERPARK CINEMAS, INC.

LOEWS CENTURY MALL CINEMAS, INC.

LOEWS CHERI CINEMAS, INC.

LOEWS CHERRY TREE MALL CINEMAS, INC.

LOEWS CHICAGO CINEMAS, INC.

LOEWS CINEPLEX ENTERTAINMENT GIFT CARD CORPORATION

LOEWS CINEPLEX INTERNATIONAL HOLDINGS, INC.

LOEWS CINEPLEX THEATRES HOLDCO, INC.

LOEWS CITYWALK THEATRE CORPORATION

LOEWS CONNECTICUT CINEMAS, INC.

LOEWS DEAUVILLE NORTH CINEMAS, INC.

LOEWS EAST HANOVER CINEMAS, INC.

LOEWS FORT WORTH CINEMAS, INC.

LOEWS FREEHOLD MALL CINEMAS, INC.

LOEWS FRESH POND CINEMAS, INC.

LOEWS GREENWOOD CINEMAS, INC.

LOEWS HOUSTON CINEMAS, INC.

LOEWS LAFAYETTE CINEMAS, INC.

LOEWS LINCOLN PLAZA CINEMAS, INC.

LOEWS MEADOWLAND CINEMAS 8, INC.

LOEWS MEADOWLAND CINEMAS, INC.

LOEWS MERRILLVILLE CINEMAS, INC.

LOEWS MONTGOMERY CINEMAS, INC.

LOEWS MOUNTAINSIDE CINEMAS, INC.

LOEWS NEW JERSEY CINEMAS, INC.

LOEWS NEWARK CINEMAS, INC.

LOEWS PENTAGON CITY CINEMAS, INC.

LOEWS RICHMOND MALL CINEMAS, INC.

LOEWS RIDGEFIELD PARK CINEMAS, INC.

LOEWS THEATRE MANAGEMENT CORP.

LOEWS THEATRES CLEARING CORP.

LOEWS TOMS RIVER CINEMAS, INC.

LOEWS USA CINEMAS INC.

LOEWS VESTAL CINEMAS, INC.

LOEWS WASHINGTON CINEMAS, INC.

LOEWS WEST LONG BRANCH CINEMAS, INC.

LOEWS-HARTZ MUSIC MAKERS THEATRES, INC.

LTM TURKISH HOLDINGS, INC.

MID-STATES THEATRES, INC.

MUSIC MAKERS THEATRES, INC.

NEW BRUNSWICK CINEMAS, INC.

NICKELODEON BOSTON, INC.

PARKCHESTER AMUSEMENT CORPORATION

PARSIPPANY THEATRE CORP.

PLITT SOUTHERN THEATRES, INC.

PLITT THEATRES, INC.

RED BANK THEATRE CORPORATION

RKO CENTURY WARNER THEATRES, INC.

S & J THEATRES INC.

SACK THEATRES, INC.

SOUTH HOLLAND CINEMAS, INC.

STAR THEATRES OF MICHIGAN, INC.

STAR THEATRES, INC.

STROUD MALL CINEMAS, INC.

TALENT BOOKING AGENCY, INC.

THE WALTER READE ORGANIZATION, INC.

THEATRE HOLDINGS, INC.

U.S.A. CINEMAS, INC.

WEBSTER CHICAGO CINEMAS, INC.

WHITE MARSH CINEMAS, INC.

ANNEX B

LENDER CONSENT

Reference is made to the Credit Agreement, dated as of January 26, 2006 (as amended, restated, modified or otherwise supplemented, the “Credit Agreement”), among AMC Entertainment Inc., a Delaware corporation (the “Company”), Grupo Cinemex, S.A. de C.V., a corporation organized under the laws of Mexico, Cadena Mexicana de Exhibición, S.A. de C.V., a corporation organized under the laws of Mexico, the Lenders and Issuers party thereto, Citicorp North America, Inc., as Administrative Agent (in such capacity, the “Administrative Agent”), and Banco Nacional de Mexico, S.A., Integrante del Grupo Financiero Banamex, as Mexican Facility Agent.  Unless otherwise defined herein, capitalized terms used herein and defined in the Credit Agreement are used herein as therein defined.

The Company has requested that the Lenders consent to the amendment of the Credit Agreement on the terms and subject to the conditions described in the Amendment No. 2 (the “Amendment”) to which this Lender Consent is attached.

Pursuant to Section 11.1(a) (Amendments, Waivers, Etc.) of the Credit Agreement, the undersigned Lender hereby consents to the Amendment and authorizes the Administrative Agent to execute the Amendment on its behalf.

Consented to and agreed as of
the date of the Amendment:

[NAME OF LENDER]

By:
Name:
Title: